UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2021

IAC/INTERACTIVECORP

(Exact name of registrant as specified in its charter)

Delaware	001-39356	84-3727412
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File No.)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 314-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $0.0001	IAC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on May 25, 2021 of (i) the separation of the Vimeo business of IAC/InterActiveCorp (“IAC” or the “Company”) from the remaining businesses of the Company through a series of transactions that resulted in the transfer of IAC’s Vimeo business to Vimeo, Inc., (formerly named Vimeo Holdings, Inc., “Vimeo”), and Vimeo becoming an independent, separately traded public company through a spin-off from IAC (the “Spin-off”). IAC effected the Spin-off by means of a reclassification of its capital stock that resulted in the holders of IAC capital stock immediately prior to the time of effectiveness of the reclassification directly owning shares of both IAC capital stock and Vimeo capital stock. Following completion of the Spin-off, common stock, par value $0.0001 per share, of the Company, is continuing to trade under the symbol “IAC” on The Nasdaq Global Select Market.

Item 1.01.	Entry Into a Material Definitive Agreement.

On May 24, 2021, the Company entered into several agreements with Vimeo in connection with the completion of the Spin-off, including the following:

•	Separation Agreement;

•	Transition Services Agreement;

•	Employee Matters Agreement; and

•	Tax Matters Agreement.

A summary of the principal terms of each of these agreements is set forth in the section entitled “Transactions with Related Persons, Promoters and Control Persons—Transactions with Related Persons—Relationship Between IAC and SpinCo after the Spin-off” contained in Amendment No. 4 to the Registration Statement on Form S-4 (File No. 333-251656-01) filed by the Company and Vimeo on April 5, 2021 (the “Form S-4”). These summaries are incorporated herein by reference. The summaries do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, which are attached hereto as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The Spin-off included the following steps:

•	Certain restructuring transactions, including, among other things, the transfer of IAC’s equity interests in Vimeo.com, Inc. (formerly named Vimeo, Inc., “Vimeo.com”) to Vimeo and the repayment by Vimeo.com of all outstanding intercompany debt owed to IAC and its subsidiaries (other than Vimeo.com’s subsidiaries).

•	Amending the Company’s certificate of incorporation to provide for:

o	the reclassification of each share of common stock, par value $0.001, of the Company (“Old IAC Common Stock”) into (i) one share of common stock, par value $0.0001, of the Company (“New IAC Common Stock”) and (ii) 1/100th of a share of Series 1 mandatorily exchangeable preferred stock, par value $0.01, of the Company that was automatically exchanged for 1.6235 shares of Vimeo common stock, par value $0.01 (with holders receiving cash in lieu of any fractional shares of Vimeo common stock resulting, after aggregation, from this reclassification); and

o	the reclassification of each share of Class B common stock, par value $0.001, of the Company (“Old IAC Class B Common Stock”) into (i) one share of Class B common stock, par value $0.0001, of the Company (“New IAC Class B Common Stock”) and (ii) 1/100th of a share of Series 2 mandatorily exchangeable preferred stock, par value $0.01, of the Company that was automatically exchanged for 1.6235 shares of Vimeo Class B common stock, par value $0.01 (with holders receiving cash in lieu of any fractional shares of Vimeo Class B common stock resulting, after aggregation, from this reclassification).

•	The effectiveness of certain other amendments to the Company’s certificate of incorporation.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 24, 2021, in connection with the Spin-off, the Company filed with the Secretary of State of the State of Delaware a certificate of amendment to IAC’s Restated Certificate of Incorporation (the “Amendment”), which provided for (i) the reclassification of Old IAC Common Stock and Old IAC Class B Common Stock, as described and set forth in Item 2.01, and (ii) following the Spin-off, IAC’s renouncement of any interest or expectancy in certain corporate opportunities. The Amendment became effective at 12:02 a.m., Eastern time, on May 25, 2021.

A description of the material provisions of the Amendment can be found in the Form S-4, under the section entitled “Description of IAC Capital Stock After the Spin-Off,” which is incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 3.2, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description of Document
2.1	Separation Agreement by and between IAC/InterActiveCorp and Vimeo, Inc., dated as of May 24, 2021*
3.1	Restated Certificate of Incorporation of IAC/InterActiveCorp, dated as of June 30, 2020 (filed as Exhibit 3.1(c) to IAC/InterActiveCorp’s Current Report on Form 8-K filed on July 2, 2020 and incorporated herein by reference)
3.2	Amendment to Restated Certificate of Incorporation of IAC/InterActiveCorp (filed as Exhibit 4.2 to IAC/InterActiveCorp’s Post-Effective Amendment No. 1 on Form S-8 to Registration Statement on Form S-4 (File No. 333-251656) filed on May 26, 2021 and incorporated herein by reference)
10.1	Transition Services Agreement by and between IAC/InterActiveCorp and Vimeo, Inc., dated as of May 24, 2021*
10.2	Employee Matters Agreement by and between IAC/InterActiveCorp and Vimeo, Inc., dated as of May 24, 2021*
10.3	Tax Matters Agreement by and between IAC/InterActiveCorp and Vimeo, Inc., dated as of May 24, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The Company hereby agrees to furnish a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/INTERACTIVECORP

By:	/s/ Kendall Handler
Name:	Kendall Handler
Title:	Senior Vice President, General Counsel and Secretary

Date: May 28, 2021